EX.99.906CERT



CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officer of the Buffalo Funds (the "Funds"), does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Funds for the period ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds for the stated period.


/S/ KENT W. GASAWAY
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Kent W. Gasaway
President and Treasurer, Buffalo Funds

Dated: DECEMBER 5, 2008
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Buffalo Funds for purposes of Section 18 of the Securities Exchange Act of 1934.